UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2008

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Rockwood Holdings, Inc. (the “Company”) approved and on November 13, 2008, the Company entered into new employment agreements with each of Seifi Ghasemi, who will continue to serve as Chairman and Chief Executive Officer, Robert J. Zatta, who will continue to serve as Senior Vice President and Chief Financial Officer, and Thomas Riordan, who will continue to serve as Senior Vice President, Law & Administration.

Chairman and Chief Executive Officer

The amended and restated employment agreement with Mr. Ghasemi (the “Ghasemi Agreement”) became effective on August 1, 2008 and sets forth the following terms:

Compensation Arrangements

The following summarizes the compensation arrangements in the Ghasemi Agreement:

•                  one-year term commencing August 1, 2008 with automatic annual renewals;

•                  base annual salary of $1,300,000, subject to increases as determined by the Board;

•                  target annual bonus award of 150% of base salary, based upon certain performance goals established by the Board and subject to further increase based upon such performance;

•                  eligibility for an additional bonus award at the discretion of the Board;

•                  eligibility for equity award grants as determined by the Compensation Committee;

•                  supplemental pension benefit of $50,000 monthly during the employment term;

•                  use of a Company automobile and reimbursement of related expenses; and

•                  participation in the Company’s employee benefit plans.

In the event the Company is required to restate its financial statements due to the intentional misconduct of any of the senior executive officers of the Company (as determined in good faith by the Board), Mr. Ghasemi will be required to reimburse the Company the amount by which his annual bonus calculated under the misstated financial statements exceeds the annual bonus he would have received under the restated financial statements.

Termination Provisions

Generally, either party may choose not to renew the Ghasemi Agreement by providing 60 days advance written notice to the other party prior to the expiration of the term and unless otherwise agreed to by the Company and Mr. Ghasemi, the Ghasemi Agreement

terminates automatically on the August 1st following Mr. Ghasemi’s attainment of age 75.  The below summary sets forth the other termination provisions:

For Cause or By Mr. Ghasemi without Good Reason

If Mr. Ghasemi’s employment is terminated for cause or by him without good reason, Mr. Ghasemi will be entitled to receive the following accrued rights (the “Accrued Rights”):

•                  accrued but unpaid base salary;

•                  accrued but unpaid supplemental pension benefit;

•                  earned but unpaid annual bonus from prior year;

•                  accrued but unpaid vacation;

•                  reimbursement for proper business expenses; and

•                  employee benefits to which he is entitled.

Without Cause or By Mr. Ghasemi With Good Reason or Change in Control

If Mr. Ghasemi’s employment is terminated without cause by the Company or by him with good reason including a termination within two years of a change in control (as defined in the Ghasemi Agreement) of the Company, Mr. Ghasemi will be entitled to receive the following:

•                  the Accrued Rights;

•                  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs;

•                  an amount equal to two times the sum of (x) his annual salary and (y) the average of his annual bonuses for the two full fiscal years prior to such termination, payable in 24 equal monthly installments (or as a lump sum in the case of a termination following a change in control); and

•                  12 monthly supplemental pension benefit payments of $50,000 following termination (or as a lump sum in the case of a termination following a change in control).

Death or Disability

If Mr. Ghasemi’s employment is terminated due to disability or death, he or his estate will be entitled to receive the following:

•                  the Accrued Rights;

•                  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs; and

•                  in the event of disability, (a) 6 months of salary continuation and welfare benefits and (b) if eligible, long-term disability benefits.

In addition, Mr. Ghasemi is entitled to a gross-up payment equal to any excise tax imposed by Section 4999 of the Internal Revenue Code (“IRC”) on any benefit or payment due to him under the Ghasemi Agreement. Such payment is structured to comply with the provisions of Section 409A of the IRC.  The Ghasemi Agreement also obligates the Company to indemnify Mr. Ghasemi to the fullest extent permitted by law or by-laws of the Company during the employment term and after the employment term while potential liability exists and contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Senior Vice President and Chief Financial Officer

The employment agreement with Mr. Zatta (the “Zatta Agreement”) became effective on November 13, 2008 and sets forth the following terms:

Compensation Arrangements

The following summarizes the compensation arrangements in the Zatta Agreement:

•                  base annual salary of $473,800 which shall be reviewed at least annually for potential increase;

•                  target annual bonus award of 100% of base salary based upon certain performance goals established by the Board and subject to further increase based upon such performance;

•                  eligibility for participation in long-term incentive plans;

•                  participation in the Company’s employee benefit plans;

•                  four weeks vacation annually; and

•                  use of a Company automobile and reimbursement of related expenses.

In the event the Company is required to restate its financial statements due to the intentional misconduct of any of the senior executive officers of the Company (as determined in good faith by the Board), Mr. Zatta will be required to reimburse the Company the amount by which his annual bonus calculated under the misstated financial statements exceeds the annual bonus he would have received under the restated financial statements.

Termination Provisions

Generally, Mr. Zatta’s employment constitutes “at will” employment and may be terminated at any time for any reason.  In addition and unless otherwise agreed to by the Company and Mr. Zatta, the Zatta Agreement terminates automatically on the August 1st following Mr. Zatta’s attainment of age 70.  The below summary sets forth the other termination provisions:

For Cause or By Mr. Zatta without Good Reason

If Mr. Zatta’s employment is terminated by the Company for cause or by him without good reason,  he will be entitled to receive the following:

•                  accrued but unpaid base salary; and

•                  earned but unpaid prior year annual bonus.

Without Cause or By Mr. Zatta With Good Reason prior to a Change in Control

If prior to a change in control Mr. Zatta’s employment is terminated by the Company without cause or by him with good reason,  he will be entitled to receive the following:

•                  accrued but yet unpaid base salary;

•                  earned but yet unpaid prior year annual bonus;

•                  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs;

•                  healthcare benefits under COBRA for 12 months or until his COBRA eligibility ceases;

•                  $50,000;

•                  continued use of a Company automobile for 12 months;

•                  an amount equal to the Company’s matching and non-elective contributions to its qualified and non-qualified plans based on his most recent deferral elections and salary, respectively, at the end of the 12th month following such termination; and

•                  monthly payments over the Severance Period (as defined therein) equal to the sum of (x) his monthly base salary and (y) 1/12th of his average annual bonus over the last two full fiscal years.

Without Cause or By Mr. Zatta With Good Reason Following a Change in Control

If following a change in control (as defined in the Zatta Agreement) Mr. Zatta’s employment is terminated by the Company without cause or by him with good reason, he will be entitled to receive the following:

•                  accrued but unpaid base salary;

•                  earned but unpaid prior year annual bonus;

•                  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs;

•                  a lump sum payment equal to the number of months in the Severance Period multiplied by the sum of (x) his monthly base salary at termination and (y) 1/12th of his average annual bonus over the last two full fiscal years;

•                  healthcare benefits under COBRA for 12 months or until his COBRA eligibility ceases;

•                  $50,000;

•                  continued use of a Company automobile for 12 months;

•                  an amount equal to the Company’s matching and non-elective contributions to its qualified and non-qualified plans based on his most recent deferral elections and salary, respectively, at the end of the 12th month following such termination; and

•                  outplacement support for up to 12 months after termination.

Death or Disability

If Mr. Zatta’s employment is terminated due to disability or death,  he or his estate will be entitled to receive the following:

•                  accrued but yet unpaid base salary;

•                  earned but yet unpaid prior year annual bonus; and

•                  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs.

In addition, Mr. Zatta is entitled to a gross-up payment equal to any excise tax imposed by Section 4999 of the IRC on any benefit or payment due to him under the Zatta Agreement. Such payment is structured to comply with the provisions of Section 409A of the IRC.  The Zatta Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Senior Vice President, Law & Administration

The employment agreement with Mr. Riordan became effective on November 13, 2008, and other than Mr. Riordan’s base annual salary of $412,000, the material terms therein are identical to those in the employment agreement with Mr. Zatta which are summarized above.

The above descriptions of the respective employment agreements with each of Mssrs. Ghasemi, Zatta and Riordan are qualified in their entirety by reference to the copies of such agreements filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, each of which are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated November 13, 2008, by and between Rockwood Holdings, Inc. and Seifollah Ghasemi.

10.2	Employment Agreement, dated November 13, 2008, by and between Rockwood Holdings, Inc. and Robert J. Zatta.

10.3	Employment Agreement, dated November 13, 2008, by and between Rockwood Holdings, Inc. and Thomas Riordan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: November 17, 2008